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EXHIBIT 10.29

                            ASSIGNMENT AND ACCEPTANCE

         Reference is made to the $50,000,000 Term Credit Agreement, dated as of June 24, 2002, as amended or modified from time to time (the "Credit Agreement"), among Telecomunicaciones de Puerto Rico, Inc. as borrower (the "Borrower"), Puerto Rico Telephone Company, Inc. as guarantor (the "Guarantor"), the Lenders and Arranger named therein, and Australia and New Zealand Banking Group Limited as administrative agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning. This Assignment and Acceptance, among the Agent, the Assignor, the Assignee, the Borrower, and the Guarantor (each as identified on Schedule 1 hereto) is dated as of the Effective Date (as specified on Schedule 1 hereto, the "Effective Date").

         The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, the interest described on Schedule 1 (the "Assigned Interest").

         The Assignor: (1) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(2) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrower or the Guarantor or the performance or observance by any of the Borrower or the Guarantor of any of its respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; and (3) attaches the Note(s) held by it evidencing the Assigned Interest and requests that the Agent exchange such Note(s) for a new Note or Notes in the form of Notes payable to the Assignor (if the Assignor has retained any interest in the Assigned Interest) and a new Note or Notes in the form of Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         The Assignee: (1) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (2) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 4.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (3) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other person which has become a Lender and based on such documents and information as it

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shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any of the Notes; (4) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; (5) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (6) represents and warrants that the Borrower is not an "affiliate" of the Assignee for purposes of Sections 23A and 23B of the Federal Reserve Act (12 U.S.C. Sections 371c and 371c-1).

         Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of acceptance and recording by the Agent of the executed Assignment and Acceptance).

         Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this Assignment directly between themselves. From and after the Effective Date: (1) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Notes and shall be bound by the provisions thereof, and (2) the Assignor shall, to the extent provided in this Agreement and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         The parties hereto: (1) acknowledge that the parent company of Assignee holds an interest in the stock of the Borrower; and (2) agree that for the purposes of this Assignment and Acceptance, the Assignee shall be an "Eligible Assignee" notwithstanding the proviso contained in the last sentence of the definition of "Eligible Assignee" in Section 1.01 of the Credit Agreement.

         This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

In Witness Whereof, the parties hereto have caused this Assignment and Acceptance to be executed on Schedule 1 hereto by their respective duly authorized officers.

[Remainder of Page Intentionally Left Blank]

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Schedule 1
To Assignment and Acceptance relating to the $50,000,000 Credit Agreement, dated as of June 24, 2002, among TELECOMUNICACIONES DE PUERTO RICO, INC., the Lenders and Arranger named therein, and AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED as administrative agent for the Lenders (in such capacity, the "Agent")

Name of Assignor:                             Australia and New Zealand Banking
                                              Group Limited

Name of Assignee:                             Banco Popular de Puerto Rico

Effective Date of Assignment:                 December 31, 2002

Principal Amount Assigned:                    $20,000,000.00

Assignee:                                     Assignor:
Banco Popular de Puerto Rico                  Australia and New Zealand Banking
                                              Group Limited

By: __________________________                By: ____________________________
Name: Jorge Aldarondo                         Name:
Title: Vice President                         Title:
Lending Office details:
Banco Popular de Puerto Rico
Corporate Banking Division - 712
209 Munoz Rivera Ave., 6th Floor
Hato Rey, Puerto Rico 00919
Attention:
Manager - Corporate Banking   Division
        Telecopier No. : (787) 754-9112
AUSTRALIA AND NEW ZEALAND BANKING GROUP       TELECOMUNICACIONES DE
LIMITED,  as Agent                            PUERTO RICO, INC., as Borrower

By: _______________________                   By: _________________________
    Name:                                         Name: Maria Elena de la Cruz
    Title:                                        Title: Treasurer

                                              PUERTO RICO TELEPHONE COMPANY,
                                              as Guarantor

                                              By: _________________________
                                                  Name: Maria Elena de la Cruz
                                                  Title: Treasurer

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                                 PROMISSORY NOTE

$30,000,000.00                                          Dated: December 31, 2002

         FOR VALUE RECEIVED, the undersigned, TELECOMUNICACIONES DE PUERTO RICO, INC., a Puerto Rico corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ("ANZ"), as lender (in such capacity, the "Lender") for the account of its Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S. $30,000,000.00 or, if less, the aggregate amount of the Term Credit Advances made by the Lender to the Borrower pursuant to the Term Credit Agreement dated as of June 24, 2002 among the Borrower, Puerto Rico Telephone Company, Inc., as Guarantor, the Lender and certain other lenders parties thereto, and ANZ, as administrative agent (in such capacity, the "Administrative Agent") for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Term Credit Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to ANZ as Administrative Agent, at JP Morgan Chase Bank, New York, ABA No. 021-000-021, Account No. 400-928884, in same day funds. Each Term Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

         This Promissory Note is one of the Term Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Term Credit Advances by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Term Credit Advance being evidenced by this Promissory Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

TELECOMUNICACIONES DE PUERTO RICO, INC.
By:
  _________________________
Name: Maria E. de la Cruz
Title: Treasurer

                                 PROMISSORY NOTE

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$20,000,000.00                                          Dated: December 31, 2002

         FOR VALUE RECEIVED, the undersigned, TELECOMUNICACIONES DE PUERTO RICO, INC., a Puerto Rico corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANCO POPULAR DE PUERTO RICO, as lender (the "Lender") for the account of its Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S. $20,000,000.00 or, if less, the aggregate amount of the Term Credit Advances made by the Lender to the Borrower pursuant to the Term Credit Agreement dated as of June 24, 2002 among the Borrower, Puerto Rico Telephone Company, Inc., as Guarantor, Australia and New Zealand Banking Group Limited ("ANZ") and certain other lenders parties thereto, and ANZ, as administrative agent (in such capacity, the "Administrative Agent") for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Term Credit Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to ANZ as Administrative Agent, at JP Morgan Chase Bank, New York, ABA No. 021-000-021, Account No. 400-928884, in same day funds. Each Term Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

         This Promissory Note is one of the Term Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Term Credit Advances by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Term Credit Advance being evidenced by this Promissory Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

TELECOMUNICACIONES DE PUERTO RICO, INC.
By:
    ______________________
Name: Maria E. de la Cruz
Title: Treasurer